UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 24, 2026

Date of Report (Date of earliest event reported)

MUNCY COLUMBIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	000-19028	23-2254643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1199 Lightstreet Road

Bloomsburg, PA 17815

(Address of principal executive offices)

570-784-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2026 Annual Meeting of Shareholders held on April 23, 2026, Muncy Columbia Financial Corporation’s (the “Corporation”) shareholders voted upon the following matters:

(1)	The election of four (4) Directors of the Corporation to Class 1 for terms of three (3) years; and
(2)	The ratification of the appointment of S.R. Snodgrass P.C. as the Corporation’s independent registered public accounting firm for the year ending December 31, 2026.

The results of the voting were as follows:

1. Proposal No. 1: Election of Directors:

The shareholders of the Corporation elected all four (4) of the nominees for Class 1 director by the following vote:

Class 1 Directors	For	Withheld	Broker Non-Vote
Robert J. Glunk	1,412,168	131,154	856,490
Willard H. Kile, Jr.	1,444,816	98,505	856,490
Steven H. Shannon	1,443,998	99,324	856,490
Edwin A. Wenner	1,420,194	123,128	856,490

2. Proposal No. 2: Ratification of the appointment of the Corporation's independent registered public accounting firm:

The shareholders of the Corporation ratified the appointment of S.R. Snodgrass P.C. as the Corporation's independent registered public accounting firm for the year ending December 31, 2026 by the following vote:

For	Against	Abstain	Broker Non-Vote
2,322,155	50,426	27,231	0

ITEM 7.01 REGULATION FD DISCLOSURE

On April 23, 2026, management made a presentation at the Corporation’s 2026 annual meeting of shareholders. A copy of the slide presentation is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Corporation’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit Number	Description

99.1	Annual Meeting Materials

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 24, 2026	Muncy Columbia Financial Corporation

	By:	/s/ Joseph K. O’Neill, Jr.
	Name:	Joseph K. O’Neill, Jr.
	Title:	Executive Vice President and Chief Financial Officer